Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
WHITEWOLF Publicly Listed Private Equity ETF (LBO)
WHITEWOLF Commercial Real Estate Finance Income ETF (CREF)
(the “Funds”)
July 10, 2025
Supplement to the Prospectus dated May 31, 2025

Effectively immediately, the third sentence of the “Dividends and Distributions” paragraph under the DIVIDENDS, DISTRIBUTIONS, AND TAXES section of the Prospectus has been revised to read as follows:
Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.

Please retain this Supplement for future reference.